UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2019

HG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 E. 7th Street, Suite 101 Charlotte, North Carolina	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 355-4610
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

On March 19, 2019, HG Holdings, Inc. (the “Company”) entered into subscription agreements with HC Government Realty Trust, Inc., a Maryland corporation (“HC Realty”), pursuant to which it purchased (i) 200,000 shares of HC Realty’s 10.00% Series B Cumulative Convertible Preferred Stock (the “Series B Stock”) for an aggregate purchase price of $2,000,000 and (ii) 300,000 shares of HC Realty’s common stock for an aggregate purchase price of $3,000,000. Certain investors affiliated with Hale Partnership Capital Management, LLC (the “Hale Partnership”) purchased an additional 850,000 shares of Series B Stock for an aggregate purchase price of $8,500,000.

On March 19, 2019, the Company and certain entities affiliated with the Hale Partnership (the “Lenders”) also entered into a loan agreement with HC Government Realty Holdings, L.P., HC Realty’s operating partnership (the “Operating Partnership”), pursuant to which the Lenders provided the Operating Partnership with a $10,500,000 senior secured term loan, of which $2,000,000 was provided by the Company.

In connection with the transactions discussed above, Steven A. Hale II (“Hale”), the Company’s Chairman and Chief Executive Officer, was appointed to serve as HC Realty’s Chief Executive Officer, effective immediately, and Hale, Brad G. Garner, the Company’s Principal Financial and Accounting Officer, and Matthew A. Hultquist, one of the Company’s directors, were each appointed to serve as directors of HC Realty, effective immediately.

HC Realty currently owns and operates a portfolio of 16 single-tenant properties leased entirely to the United States of America for occupancy by federal agencies including the Federal Bureau of Investigation, the Drug Enforcement Administration, the Social Security Administration and the Department of Transportation. HC Realty files certain reports with the Securities and Exchange Commission (the “SEC”) pursuant to Regulation A under the Securities Act of 1933, as amended. These reports are available through the SEC’s website at http://www.sec.gov. HC Realty’s file number with the SEC is 24R-000063. Information contained on the SEC’s website with respect to HC Realty is expressly not incorporated by reference into this Current Report on Form 8-K.

Additional information about the transactions described above and HC Realty will be disclosed by the Company in future filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: March 20, 2019	By:	/s/ Brad G. Garner
Brad G. Garner
Principal Financial and Accounting Officer

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